EXHIBIT 99.06
SOLECTRON CORPORATION
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. BOX 43078
PROVIDENCE, RI 02940-30378
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to significantly reduce the costs incurred by Solectron Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote these shares using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Solectron Corporation, c/o Computershare Investor Services, P.O. Box 43078 Providence, RI 02940-30378.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED.
SOLECTRON CORPORATION
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE PROPOSALS LISTED BELOW.

Vote On Proposals		For	Against	Abstain

1	To adopt the Agreement and Plan of Merger, dated June 4, 2007, by and among Flextronics International Ltd., Saturn Merger Corp. and Solectron Corporation.	¡	¡	¡

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1.	¡	¡	¡
In their judgment, the proxy holders are authorized to vote upon any other matter that may properly come before the special meeting of stockholders or any adjournment or postponement thereof.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE, SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

	Yes	No

Please indicate if you plan to attend this meeting.	¡	¡

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date
PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE AFFIXED LABEL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SOLECTRON CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
The undersigned hereby appoints Paul Tufano and Todd DuChene, and each of them, each with full power of substitution, to represent the undersigned, and to vote all of the shares of common stock in Solectron Corporation (the “Company”), a Delaware corporation, which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s principal executive offices, 847 Gibraltar Drive, Building 5, Milpitas, California 95035 on September 27, 2007 at 8:00 a.m., local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals set forth on the reverse side, as more particularly described in the joint proxy statement/prospectus of the Company dated August 7, 2007 (the “joint proxy statement/prospectus”), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the joint proxy statement/prospectus.
THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED “FOR” PROPOSALS 1 AND 2.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

SOLECTRON CORPORATION
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. BOX 43078
PROVIDENCE, RI 02940-30378
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to significantly reduce the costs incurred by Solectron Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote these shares using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Solectron Corporation, c/o Computershare Investor Services, P.O. Box 43078 Providence, RI 02940-30378.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS SERIES B PREFERRED PROXY CARD IS VALID ONLY WHEN SIGNED.
SOLECTRON CORPORATION
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
THE PROPOSALS LISTED BELOW.

Vote On Proposals		For	Against	Abstain

1	To adopt the Agreement and Plan of Merger, dated June 4, 2007, by and among Flextronics International Ltd., Saturn Merger Corp. and Solectron Corporation.

Number of Votes — (Proposal One)

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1.

Number of Votes — (Proposal Two)

In their judgment, the proxy holders are authorized to vote upon any other matter that may properly come before the special meeting of stockholders or any adjournment or postponement thereof.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE, SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

	Yes	No

Please indicate if you plan to attend this meeting.	¡	¡

Signature [PLEASE SIGN WITHIN BOX] Date
PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE AFFIXED LABEL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SOLECTRON CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
The undersigned hereby appoints Paul Tufano and Todd DuChene, and each of them, each with full power of substitution, to represent the undersigned, and cast the number of votes represented by the Series B Preferred Stock of Solectron Corporation (the “Company”), a Delaware corporation, which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, as designated on the reverse side of this proxy card, to be held at the Company’s principal executive offices, 847 Gibraltar Drive, Building 5, Milpitas, California 95035 on September 27, 2007 at 8:00 a.m., local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals set forth on the reverse side, as more particularly described in the joint proxy statement/prospectus of the Company dated August 7, 2007 (the “joint proxy statement/prospectus”), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the joint proxy statement/prospectus.
THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED “FOR” PROPOSALS 1 AND 2.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE.